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                                                                    EXHIBIT 23.4

                          INDEPENDENT AUDITOR'S CONSENT

Securities and Exchange Commission
Washington, DC

We consent to the use in this registration statement of IDMedical.com, Inc. on Form SB-2/Amendment 2 (A-2) of our report dated December 1, 2000, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Cordovano and Harvey, P.C.

Cordovano and Harvey, P.C.
Denver, Colorado
January 5, 2001